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                                                                   Exhibit 99.F

                                   EXHIBIT F
                                   ---------

                             JOINT FILING AGREEMENT

Each of the undersigned acknowledges and agrees that the foregoing statement on
Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of June 17, 2004

                                      SOUTH AFRICAN PRIVATE EQUITY FUND III L.P.

                                      By:  SAPEF III International G.P. Limited,
                                           its General Partner

                                           By:  /s/ Dhanraj Boodhoo
                                                --------------------------------
                                                Name: Dhanraj Boodhoo
                                                Title: Director


                                      BRAIT INTERNATIONAL LIMITED

                                      By: /s/ Dhanraj Boodhoo
                                           -------------------------------------
                                           Name: Dhanraj Boodhoo
                                           Title: Director


                                      SAPEF III INTERNATIONAL G.P. LIMITED

                                      By:  /s/ Dhanraj Boodhoo
                                           -------------------------------------
                                           Name: Dhanraj Boodhoo
                                           Title: Director


                                      CAPITAL PARTNERS GROUP HOLDINGS LIMITED

                                      By:  /s/ Hans Schibli
                                           -------------------------------------
                                           Name: Hans Schibli
                                           Title: Director


                                      BRAIT S.A.

                                      By:  /s/ Anthony Ball
                                           -------------------------------------
                                           Name: Anthony Ball
                                           Title: Chief Executive Officer